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EXHIBIT 32 (a)    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

The undersigned certifies pursuant to 18 U.S.C. Section 1350, that:

(1) The accompanying Quarterly Report on Form 10-Q for the period ended June 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 8, 2003                             /s/ Eric H. Paulson
                                                 --------------------------
                                                 Eric H. Paulson
                                                 Chairman of the Board,
                                                 President and
                                                 Chief Executive Officer